Exhibit 99.1
UNAUDITED as of 11/9/2006

Opteum Inc. - Asset Information
This Table Reflects All Transactions. Prices Used Are Internally Generated.

Valuation
Asset Category	Market Value	As a Percentage of Mortgage Assets	As a Percentage of Mortgage Assets, Cash and P&I Receivable
Adjustable Rate Mortgage Backed Securities (1)	$1,987,160,999	68.72%	64.94%
Hybrid Adjustable Rate Mortgage Backed Securities	268,110,377	9.27%	8.76%
Fixed Rate Mortgage Backed Securities	475,561,399	16.44%	15.54%
Fixed Rate Agency Debt	68,973,625	2.39%	2.25%
Fixed Rate CMO	50,979,300	1.76%	1.67%
Balloon Maturity Mortgage Backed Securities	41,106,964	1.42%	1.34%
Total: Mortgage Assets (2)	$2,891,892,664	100.00%

Total Cash and Net Short-Term Receivables	$103,569,421		3.38%
Cash out on Margin (Encumbered Cash)	0		0.00%
Long-Term Note Receivable From Opteum Financial Services	65,000,000		2.12%
Total: All Assets*	$3,060,462,085		100.00%

Note: The Value of Securities in the Box is $28,715,325

(1)	Adjustable Rate MBS are those that reset coupons within one year’s time.
(2)	This includes forward settling purchases. There are no forward settling sales as of 11/9/2006
*	The information contained herein EXCLUDES all Opteum Financial Services LLC’s assets.

Characteristics
Asset Category	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap Per Year (3)	Weighted Average Coupon Reset (in Months)	Longest Maturity	Weighted Average Maturity (in Months)
Adjustable Rate Mortgage Backed Securities (3)	5.09%	10.29%	1.85%	4.27	1-Apr-44	325
Hybrid Adjustable Rate Mortgage Backed Securities	4.87%	10.04%	1.33%	15.23	1-Nov-35	329
Fixed Rate Mortgage Backed Securities	6.90%	n/a	n/a	n/a	1-Apr-36	270
Fixed Rate Agency Debt	4.00%	n/a	n/a	n/a	25-Feb-10	40
Fixed Rate CMO	5.64%	n/a	n/a	n/a	25-Jul-34	324
Balloon Maturity Mortgage Backed Securities	4.02%	n/a	n/a	n/a	1-Feb-11	38
Total: Mortgage Assets	5.33%	10.26%	1.80%	5.57	1-Apr-44	306

(3) 24.3% ($483.6 million) of The Adjustable Rate Mortgage Portfolio Have No Periodic Caps. These assets are excluded from the weighted average periodic cap per year calculation

Agency	Market Value	As a Percentage of Mortgage Assets	Pool Status	Market Value	As a Percentage of Mortgage Assets
Fannie Mae	$1,941,194,311	67.12%	Whole Pool	$1,837,661,645	63.55%
Freddie Mac	513,282,375	17.75%	Non Whole Pool	1,054,231,019	36.45%
Ginnie Mae	437,415,978	15.13%
Total Portfolio	$2,891,892,664	100.00%	Total Portfolio	$2,891,892,664	100.00%

Prepayment Speeds
Asset Category	Weighted Average One Month Prepayment Speeds (CPR)	Weighted Average Three Month Prepayment Speeds (CPR)
Adjustable Rate Mortgage Backed Securities	29.40%	33.01%
Hybrid Adjustable Rate Mortgage Backed Securities	27.95%	25.72%
Fixed Rate Mortgage Backed Securities	14.53%	18.40%
Fixed Rate Agency Debt	21.52%	12.59%
Fixed Rate CMO	19.18%	19.06%
Balloon Maturity Mortgage Backed Securities	10.33%	13.58%
Total: Mortgage Assets	26.26%	29.11%

On November 7, 2006 Prepayment Speeds were released for paydowns occurring in October 2006 (August - October for three month speeds). The numbers above reflect that data.

Portfolio Price and Duration
Weighted Average Purchase Price	$102.34
Weighted Average Current Price	$100.81
Modeled Effective Duration	1.051

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Adjustable Rate Mortgages
One Month LIBOR	$20,516,946	1.03%	0.70%
Moving Treasury Average	42,732,722	2.15%	1.48%
Cost Of Funds Index	344,908,068	17.36%	11.93%
Six Month LIBOR	126,282,228	6.35%	4.37%
Six Month CD Rate	2,008,693	0.10%	0.07%
One Year LIBOR	593,436,570	29.86%	20.52%
Conventional One Year CMT	574,842,710	28.93%	19.88%
FHA and VA One Year CMT	277,318,523	13.96%	9.59%
Other	5,114,539	0.26%	0.18%
Total ARMs	$1,987,160,999	100.00%	68.72%

Hybrid ARMs
Generic Fannie or Freddie Hybrid ARMs
13 - 18 Months to First Reset	$87,287,790	32.56%	3.01%
19 - 24 Months to First Reset	38,357,723	14.31%	1.33%
Total	$125,645,513	46.87%	4.34%

Agency Alt-A Hybrid ARMs
13 - 18 Months to First Reset	$6,203,684	2.31%	0.22%
25 - 36 Months to First Reset	10,538,260	3.93%	0.36%
Total	$16,741,944	6.24%	0.58%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$125,722,920	46.89%	4.35%
Total	$125,722,920	46.89%	4.35%

Total Hybrid ARMs	$268,110,377	100.00%	9.27%

Balloons
< = 4.0 Years to Balloon Date	$16,745,020	40.74%	0.58%
4.01 - 5.0 Years to Balloon Date	15,352,943	37.35%	0.53%
5.01 - 5.5 Years to Balloon Date	9,009,001	21.91%	0.31%
Total Balloons	$41,106,964	100.00%	1.42%

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Fixed Rate Agency Debt
4.5yr Stated Final Maturity	$68,973,625	100.00%	2.39%
Total Fixed Rate Agency Debt	$68,973,625	100.00%	2.39%

Fixed Rate CMOs
Fixed Rate CMOs	$50,979,300	100.00%	1.76%
Total Fixed Rate CMOs	$50,979,300	100.00%	1.76%

Fixed Rate Assets
10yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$1,580,534	0.34%	0.06%
15yr $85,000 Maximum Loan Size	60,422,565	12.71%	2.09%
15yr $110,000 Maximum Loan Size	4,046,080	0.85%	0.14%
15yr 100% Investor Property	582,473	0.12%	0.02%
15yr 100% FNMA Expanded Approval Level 3	646,328	0.14%	0.02%
15yr 100% Alt-A	32,165,636	6.76%	1.11%
15yr Geography Specific (NY, FL, VT, TX)	1,560,068	0.33%	0.05%
15yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	19,989,915	4.20%	0.69%
20yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	961,776	0.20%	0.03%
20yr 100% Alt-A	656,520	0.14%	0.02%
30yr $85,000 Maximum Loan Size	167,380,332	35.20%	5.79%
30yr $110,000 Maximum Loan Size	32,673,948	6.87%	1.13%
30yr 100% Investor Property	5,492,131	1.15%	0.19%
30yr 100% FNMA Expanded Approval Level 3	35,287,957	7.42%	1.22%
30yr 100% Alt-A	26,828,142	5.64%	0.93%
30yr Geography Specific (NY, FL, VT, TX)	3,719,100	0.78%	0.13%
30yr 100% GNMA Builder Buydown Program	3,886,146	0.82%	0.13%
30yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	77,681,748	16.33%	2.69%
Total Fixed Rate Collateral	$475,561,399	100.00%	16.44%

Total (All Mortgage Assets)	$2,891,892,664		100.00%
Total Cash and Short-Term Receivables	103,569,421
Long-term Receivables From OFS	65,000,000
Total Assets and Cash	$3,060,462,085

Total Forward Settling Purchases	$0

UNAUDITED Funding Information as of 11/9/2006

Repurchase Counterparties	Dollar Amount of Borrowings	Weighted Average Maturity in Days	Longest Maturity

Deutsche Bank (1)	$845,375,000	146	31-May-07
JP Morgan Secs	686,874,489	25	23-Jan-07
WAMU	465,505,000	42	28-Dec-06
Countrywide Secs	371,710,000	86	8-May-07
Nomura	297,420,000	140	8-May-07
Merrill Lynch	59,495,000	11	20-Nov-06
BNP Paribas	52,625,000	59	8-Jan-07
Lehman Bros	29,657,000	7	16-Nov-06
RBS Greenwich Capital	29,651,000	39	12-Jan-07
UBS Securities	21,514,650	74	22-Jan-07
Total	$2,859,827,139	84	31-May-07

(1) Includes $507 Million floating rate repo obligations